NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

ASSIGNMENT TO TRUSTEE OF OIL AND GAS PRODUCTION

THE STATE OF TEXAS	|
	|	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HOPKINS	|

That ENERGYTEC, INC., a Nevada corporation, acting herein by and through its proper officer who has heretofore been duly authorized, with its principal office in Dallas, Texas, and the mailing address for which is 14785 Preston Road, Suite 550, Dallas, Texas 75254, herein called "Grantor", for good and valuable consideration paid by the Grantee herein named, and in furtherance of the provisions of a Deed of Trust which has this day been executed, by these presents, GRANTS, CONVEYS and TRANSFERS unto REDONIA HARPER, TRUSTEE, and to her successors and substitutes in trust, for the benefit of Grantor for the specific purpose of paying the promissory note referenced below, all of Grantor's right, title and interest in and to the oil, gas and mineral fee and leasehold interests and estates presently owned, held, or claimed by Grantor, or later acquired by Grantor, covering the lands and property described and identified in Exhibit "A" attached hereto and made a part hereof.

When Trustee, or her successors in trust shall have received from the assigned interest a sufficient sum of money to pay and discharge the promissory note of in the principal sum of FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00), together with interest thereon, and in accordance with its terms and effect, this day executed by Grantor, payable to GLADEWATER NATIONAL BANK, Post Office Box 1749, Gladewater, Gregg County, Texas 75647-0027, and any additional sums advanced or due in connection with the making of such loan and such note, and all renewals and extensions thereof, the said interest above described shall immediately revert to Grantor, its heirs and assigns. Trustee agrees to execute, at Grantor's expense, an instrument in recordable form, evidencing the termination of this production payment when the same has been fully discharged. Until released, however, any pipeline company or purchaser of production dealing with Grantor, or any successor in interest, shall be entitled to assume that this production payment has not been liquidated.

This production payment shall be effective as of 7:00 a.m., February 27, 2006, and all oil and gas runs after said time shall conform thereto.

The terms hereof shall extend to and be binding upon the parties hereto, their heirs, legal representatives and assigns.

EXECUTED this 27th day of February, 2006, but effective as of the 27th day of February, 2006.

ENERGYTEC, INC.

By:	/s/
Don Lambert, President

By:	/s/
Dorothea Krempein, Vice President

THE STATE OF TEXAS	|
COUNTY OF GREGG	|

BEFORE ME, the undersigned authority, on this day personally appeared Don Lambert, President of ENERGYTEC, INC., a Nevada corporation, and known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and considerations therein expressed, as the act and deed of such corporation, and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of February, 2006.

/s/
Notary Public, State of Texas

THE STATE OF TEXAS	|
COUNTY OF GREGG	|

BEFORE ME, the undersigned authority, on this day personally appeared Dorothea Krempein, Vice President of ENERGYTEC, INC., a Nevada corporation, and known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same for the purposes and considerations therein expressed, as the act and deed of such corporation, and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of February, 2006.

/s/
Notary Public, State of Texas

AFTER RECORDING RETURN TO:
ROBERT A. SHERMAN
POST OFFICE BOX 351
CARTHAGE, TEXAS 75633